EXHIBIT 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated as of January 19, 2010 (this “Amendment”), effective as of December 15, 2009, by and between Mr. Michael Diamant, a resident of the State of Florida (the “Executive”), and Hawk Systems, Inc., a Delaware corporation (collectively, the “Company”).

WHEREAS, reference is hereby made to that certain Employment Agreement (the “Agreement”), dated as of December 15, 2009, by and among the Executive and the Company.

WHEREAS, the Executive and the Company wish to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants other agreements contained in this Amendment the Executive and the Company hereby agree to amend the Agreement as follows:

1.

  Defined Terms; Conflicting Documents.  All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.  In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail and govern.

2.

Amendment to Section 3(e): Stock Options. Subsection (e) of Section 3 of the Agreement is deleted in its entirety and replaced with the following new sentence:

(e)

Stock Options. Commencing on May 12, 2010, the Company shall grant the Executive an option to purchase 8,000,000 shares of common stock of the Company (on a post split basis) at a purchase price equal to the closing bid price of the common stock on the date immediately preceding the execution of this Agreement. The option shall have a term of five years and shall be fully vested and non-cancellable at the time of the grant.

3.

Amendment to Section 3(f): Stock Grant. Subsection (f) of Section 3 of the Agreement is deleted in its entirety

4.

Ratification.  Except as specifically herein amended and modified, all terms and conditions of the Agreement remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written, effective as of December 15, 2009.

HAWK SYSTEMS, INC., a Delaware corporation

By: /s/ David Coriaty

_______________________________________

Name: David Coriaty

Title: Director

/s/ Michael Diamant

__________________________________________

Michael Diamant